SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 4, 2005

                            MILESTONE SCIENTIFIC INC.
             (Exact name of Registrant as specified in its charter)

            Delaware                 0-26284                  13-3545623
(State or other jurisdiction of    (Commission      (IRS Employer Identification
         incorporation)            File Number)                   No.)

220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07034
               (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code (973) 535-2717

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01: Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing

On January 5, 2005, Milestone Scientific Inc. ("Milestone") issued a press release disclosing that on January 4, 2005 Milestone had received notice from the American Stock Exchange ("AMEX") that it is not in compliance with AMEX's continued listing standards related to shareholders' equity and losses as specified in Section 1003(a)(iii) of the AMEX Company Guide, which requires Milestone to have shareholder equity of $6,000,000. At September 30, 2004 Milestone's reported shareholder equity was $5,008,448. Milestone plans to submit to AMEX, by January 14, 2005, a plan advising AMEX of action it will take to bring it into compliance with the continued listing standards. A copy of the press release is attached as Exhibit 99.1.

Item 9.01: Financial Statements and Exhibits

            (c)   Exhibits:

                  99.1  Press Release dated January 5, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        MILESTONE SCIENTIFIC INC.


                                        By: /s/ Leonard Osser
                                            ------------------------------------
                                            Leonard Osser
                                            Chairman and Chief Executive Officer

Dated: January 5, 2005